Supplement to the
Fidelity Managed Retirement Income Fund℠, Fidelity Managed Retirement 2010 Fund℠, Fidelity Managed Retirement 2015 Fund℠, Fidelity Managed Retirement 2020 Fund℠, Fidelity Managed Retirement 2025 Fund℠, Fidelity Managed Retirement 2030 Fund℠, and Fidelity Managed Retirement 2035 Fund℠
Class K
September 28, 2024
Prospectus

Effective June 1, 2025, the following information supplements information for each fund found in the "Fund Summary" section under the "Portfolio Manager(s)" heading.
Cait Dourney (Co-Portfolio Manager) has managed the fund since 2025.
Finola McGuire Foley (Co-Portfolio Manager) has managed the fund since 2025.
Effective June 1, 2025, the following information supplements the biographical information found in the "Fund Management" section under the "Portfolio Manager(s)" heading.
Cait Dourney is Co-Portfolio Manager of each fund, which she has managed since 2025. She also manages other funds. Since joining Fidelity Investments in 2014, Ms. Dourney has worked as a research analyst and portfolio manager.
Finola McGuire Foley is Co-Portfolio Manager of each fund, which she has managed since 2025. She also manages other funds. Since joining Fidelity Investments in 2003, Ms. Foley has worked as an assistant portfolio manager and portfolio manager.
MRI-K-PSTK-0525-100 1.9920786.100	May 30, 2025